SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 11, 2005

LIFELINE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-30489	84-1097796
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

6400 South Fiddler's Green Circle, Suite 1750, Englewood, CO 80111
(New address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (720) 488-1711

YAAK RIVER RESOURCES, INC.
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     None

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     None

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under anOff-Balance
Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct FinancialObligation
or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None

Section 3 — Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None

Item 3.02 - Unregistered Sales of Equity Securities

     None

Item 3.03 Material Modification to Rights of Security Holders

     None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a RelatedAudit
Report or Completed Interim Review

     None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment
of Principal Officers

     On April 6, 2005, the Board of Directors appointed Dr. James D. Crapo as a member of the Board of Directors. Dr. Crapo brings nearly 30 years of experience in the health and science field to his new role. He served as the Chairman of Medicine at the National Jewish Medical and Research Center, from 1996, until his recent sabbatical in 2004.

     National Jewish is a top-rated private institution in immunology and allergic diseases and has been rated number one nationally in pulmonary medicine by U.S. News and World Report for the past 7 years. Dr. Crapo maintains a large research program focused on the role of oxidants and anti-oxidants in the causation and treatment of diseases. He was the first scientist to extend Dr. Fridovich and Dr. McCord’s (Director of Science for Lifeline Therapeutics) original discovery of SOD to mammalian models of disease. SOD is the body’s most powerful natural antioxidant.

     Prior to coming to National Jewish, Dr. Crapo spent over 15 years as the Chief of the Pulmonary and Critical Care Medicine Division at Duke University Medical Center. Throughout his professional career he has been active in numerous professional societies, including service on the NHLBI Advisory Council and serving as President of the American Thoracic Society and President of the Fleischner Society. Dr. Crapo has authored more than 200 original scientific publications, numerous book chapters and seven textbooks.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     None

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee BenefitPlans

     None

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 — [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

     None

Section 8 - Other Events

Item 8.01 Other Events

     None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.
(b)	Pro Forma financial information.
(c)	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 11, 2005

LIFELINE THERAPEUTICS, INC. By: /s/ Daniel W. Streets Daniel W. Streets, CFO/Secretary